                                                                    Exhibit 10.2

                            BENEFIT RESTORATION PLAN

                                       OF

                      WESTBOROUGH FINANCIAL SERVICES, INC.


                           ADOPTED ____________, 1999
                       EFFECTIVE AS OF REORGANIZATION DATE
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                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 ACTUARIAL EQUIVALENT.......................................1
      SECTION 1.2 AFFILIATED EMPLOYER........................................1
      SECTION 1.3 APPLICABLE LIMITATION  ....................................1
      SECTION 1.4 BANK.......................................................2
      SECTION 1.5 BENEFICIARY................................................2
      SECTION 1.6 BOARD......................................................2
      SECTION 1.7 CHANGE IN CONTROL..........................................2
      SECTION 1.8 CODE.......................................................3
      SECTION 1.9 COMMITTEE..................................................3
      SECTION 1.10 COMPANY...................................................3
      SECTION 1.11 DISABILITY................................................3
      SECTION 1.12 ELIGIBLE EMPLOYEE.........................................3
      SECTION 1.13 EMPLOYEE..................................................3
      SECTION 1.14 EMPLOYER..................................................3
      SECTION 1.15 EMPLOYER CONTRIBUTIONS....................................3
      SECTION 1.16 ERISA.....................................................4
      SECTION 1.17 ESOP......................................................4
      SECTION 1.18 EXCHANGE ACT..............................................4
      SECTION 1.19 FAIR MARKET VALUE OF A SHARE..............................4
      SECTION 1.20 FORMER PARTICIPANT  ......................................4
      SECTION 1.21 SAVINGS PLAN..............................................4
      SECTION 1.22 PARTICIPANT...............................................4
      SECTION 1.23 PLAN......................................................4
      SECTION 1.24 RETIREMENT DATE...........................................4
      SECTION 1.25 RETIREMENT PLAN...........................................4
      SECTION 1.26 SHARE.....................................................5
      SECTION 1.27 STOCK UNIT................................................5
      SECTION 1.28 TERMINATION OF SERVICE....................................5

                                   ARTICLE II

                                  PARTICIPATION

      SECTION 2.1 ELIGIBILITY FOR PARTICIPATION..............................5
      SECTION 2.2 COMMENCEMENT OF PARTICIPATION..............................5
      SECTION 2.3 TERMINATION OF PARTICIPATION...............................6


                                        i
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                                                                          Page
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                                 ARTICLE III

                           BENEFITS TO PARTICIPANTS

      SECTION 3.1 SUPPLEMENTAL RETIREMENT BENEFIT............................6
      SECTION 3.2 SUPPLEMENTAL SAVINGS BENEFIT...............................6
      SECTION 3.3 SUPPLEMENTAL ESOP BENEFITS.................................8

                                  ARTICLE IV

                                DEATH BENEFITS

      SECTION 4.1 SUPPLEMENTAL RETIREMENT PLAN DEATH BENEFITS................9
      SECTION 4.2 SUPPLEMENTAL SAVINGS PLAN DEATH BENEFITS..................10
      SECTION 4.3 SUPPLEMENTAL ESOP DEATH BENEFITS..........................10
      SECTION 4.4 BENEFICIARIES.............................................10

                                  ARTICLE V

                                  TRUST FUND

      SECTION 5.1 ESTABLISHMENT OF TRUST....................................11
      SECTION 5.2 CONTRIBUTIONS TO TRUST....................................11
      SECTION 5.3 UNFUNDED CHARACTER OF PLAN................................11

                                  ARTICLE VI

                                ADMINISTRATION

      SECTION 6.1 THE COMMITTEE.............................................12
      SECTION 6.2 LIABILITY OF COMMITTEE MEMBERS AND THEIR DELEGATES........13
      SECTION 6.3 PLAN EXPENSES.............................................13
      SECTION 6.4 FACILITY OF PAYMENT.......................................13

                                 ARTICLE VII

                          AMENDMENT AND TERMINATION

      SECTION 7.1 AMENDMENT BY THE BANK.....................................14
      SECTION 7.2 TERMINATION...............................................14
      SECTION 7.3 AMENDMENT OR TERMINATION BY OTHER EMPLOYERS...............14


                                       ii
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                                                                          Page
                                                                          ----
                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

      SECTION 8.1 CONSTRUCTION AND LANGUAGE.................................15
      SECTION 8.2 HEADINGS..................................................15
      SECTION 8.3 NON-ALIENATION OF BENEFITS................................15
      SECTION 8.4 INDEMNIFICATION...........................................15
      SECTION 8.5 SEVERABILITY..............................................16
      SECTION 8.6 WAIVER....................................................16
      SECTION 8.7 GOVERNING LAW.............................................16
      SECTION 8.8 TAXES.....................................................16
      SECTION 8.9 NO DEPOSIT ACCOUNT........................................16
      SECTION 8.10 NO RIGHT TO CONTINUED EMPLOYMENT.........................16
      SECTION 8.11 STATUS OF PLAN UNDER ERISA...............................17

                            BENEFIT RESTORATION PLAN

                                       OF

                      WESTBOROUGH FINANCIAL SERVICES, INC.

                                    ARTICLE I

                                   DEFINITIONS

            Wherever appropriate to the purposes of the Plan, capitalized terms shall have the meanings assigned to them under the Retirement Plan, Savings Plan or ESOP, as applicable; PROVIDED, HOWEVER, that the following special definitions shall apply for purposes of the Plan, unless a different meaning is clearly indicated by the context:

            SECTION 1.1 ACTUARIAL EQUIVALENT means a benefit of equivalent value determined on the basis of interest rate and mortality assumptions prescribed under the Retirement Plan. If it shall be necessary to determine an Actuarial Equivalent in any case for which interest rate and mortality assumptions shall not have been prescribed under the Retirement Plan, the Actuarial Equivalent shall be determined using the interest rate and mortality assumptions prescribed by the Commissioner of Internal Revenue pursuant to section 417(e) of the Code for the month in which the determination is being made.

            SECTION 1.2 AFFILIATED EMPLOYER means any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Company; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Company; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Company; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Company; and any other entity that is required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code.

            SECTION 1.3 APPLICABLE LIMITATION means any of the following: (a) the limitation on annual compensation that may be recognized under a tax-qualified plan for benefit computation purposes pursuant to section 401(a)(17) of the Code; (b) the maximum limitation on annual benefits payable by a tax-qualified defined benefit plan pursuant to section 415(b) of the Code; (c) the maximum limitation on annual additions to a tax-qualified defined contribution plan pursuant to section 415(c) of the Code; (d) for Plan Years ending prior to December 31, 1999, the maximum limitation on aggregate annual benefits and annual additions under a combination of tax qualified defined benefit and defmed contribution plans maintained by a single employer pursuant to section 415(e) of the Code;
      (e) the maximum limitation on annual elective deferrals to a qualified cash or deferred arrangement pursuant to section 402(g) of the Code; (f) the annual limitation on elective deferrals under a qualified cash or deferred arrangement by highly compensated employees pursuant to section 401(k) of the Code; (g) the annual limitation on employer matching contributions for highly compensated employees pursuant to section 401(m) of the Code; and (h) the special limitations applicable to employee stock ownership plans under section 415(c)(6) of the Code.

            SECTION 1.4 BANK means The Westborough Bank and its successors or assigns.

            SECTION 1.5 BENEFICIARY means any person, other than a Participant or Former Participant, who is determined to be entitled to benefits under the terms of the Plan.

            SECTION 1.6 BOARD means the Board of Directors of the Bank.

            SECTION 1.7 CHANGE IN CONTROL means any of the following events:

            (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than
      (i) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (ii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (iii) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

            (b) the occurrence of any event upon which the individuals who were members of the Board as of the date this Plan was adopted, together with individuals whose election by the Board or nomination for election by the Company's shareholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

            (c) the shareholders of the Company approve either:

                        (i) a merger or consolidation of the Company with any
                  other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                              (A) either (1) the members of the Board of the
                  Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities then outstanding in substantially the same proportions as their ownership of voting securities of the Company before such merger or consolidation; and

                              (B) the entity which results from such merger or
                  consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                        (ii) a plan of complete liquidation of the Company or an
                  agreement for the sale or disposition by the Company of all or substantially all of its assets; and

            (d) any event that would be described in section 1.7(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

            SECTION 1.8 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any prior law or succeeding law).

            SECTION 1.9 COMMITTEE means the Compensation Committee of the Board of Directors of the Company, or such other person, committee or other entity as shall be designated by or on behalf of the Board to perform the duties set forth in Article VI.

            SECTION 1.10 COMPANY means Westborough Financial Services, Inc., a Delaware corporation, or any successor thereto.

            SECTION 1.11 DISABILITY means any physical or mental impairment that would qualify the Participant for benefits under the applicable long-term disability plan maintained by his Employer or, if no such plan is then in effect, the Federal Social Security System.

            SECTION 1.12 ELIGIBLE EMPLOYEE means an Employee who is eligible for participation in the Plan in accordance with the provisions of Article II.

            SECTION 1.13 EMPLOYEE means any person, including an officer, who is employed by the Employer.

            SECTION 1.14 EMPLOYER means the Bank and any successor thereto and the Company and any successor thereto and any Affiliated Employer which, with the prior written approval of the Board of Directors of the Bank and subject to such terms and conditions as may be imposed by the Board, shall adopt this Plan.

            SECTION 1.15 EMPLOYER CONTRIBUTIONS means contributions by any Employer to the Savings Plan or the ESOP.

            SECTION 1.16 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

            SECTION 1.17 ESOP means the Employee Stock Ownership Plan of Westborough Financial Services, Inc., as amended from time to time.

            SECTION 1.18 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time (including the corresponding provisions of any succeeding law).

            SECTION 1.19 FAIR MARKET VALUE OF A SHARE means, with respect to a Share on a specified date:

            (a) the final quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

            (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotation System, or, if no such quotation is provided, on the OTC Bulletin Board or on another similar system, selected by the Committee, then in use; or

            (c) if sections 1.18(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

            SECTION 1.20 FORMER PARTICIPANT means a person whose participation in the Plan has terminated as provided under section 2.3.

            SECTION 1.21 SAVINGS PLAN means the tax-qualified 401(k) Plan maintained by the Bank or the Company from time to time.

            SECTION 1.22 PARTICIPANT means any person who is participating in the Plan in accordance with its terms.

            SECTION 1.23 PLAN means the Benefit Restoration Plan of Westborough Financial Services, Inc., as amended from time to time.

            SECTION 1.24 RETIREMENT DATE means the date on which a Participant attains the age of sixty-five (65).

            SECTION 1.25 RETIREMENT PLAN means the tax-qualified defined Benefits Retirement Plan maintained by the Company or the Bank from time to time.

            SECTION 1.26 SHARE means a share of common stock, par value $.01 per share, of Westborough Financial Services, Inc.

            SECTION 1.27 STOCK UNIT means a right to receive a payment under the Plan in an amount equal, on the date as of which such payment is made, to the Fair Market Value of a Share.

            SECTION 1.28 TERMINATION OF SERVICE means an Employee's separation from service with all Employers as an Employee on his Retirement Date or due to his Disability or death.

                                  ARTICLE II

                                 PARTICIPATION

            SECTION 2.1 ELIGIBILITY FOR PARTICIPATION

            Only Eligible Employees may be or become Participants. An Employee shall become an Eligible Employee if:

            (a) he holds the office of, President and Chief Executive Officer of the Bank or the Company, or he has been designated an Eligible Employee by resolution of the Board; and

            (b) he is a Participant in the Retirement Plan, the Savings Plan or the ESOP, or any combination thereof, and the benefits to which he is entitled thereunder are limited by one or more of the Applicable Limitations;

PROVIDED, HOWEVER, that no person shall be named an Eligible Employee, nor shall any person who has been an Eligible Employee continue as an Eligible Employee, to the extent that such person's participation, or continued participation, in the Plan would cause the Plan to fail to be considered maintained for the primary purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of ERISA.

            SECTION 2.2 COMMENCEMENT OF PARTICIPATION.

            An Employee shall become a Participant on the date when he first becomes an Eligible Employee, unless the Committee shall, by resolution, establish an earlier or later effective date of participation for a Participant.

            SECTION 2.3 TERMINATION OF PARTICIPATION.

            Participation in the Plan shall cease on the earlier of (a) the date of the Participant's Termination of Service or (b) the date on which he ceases to be an Eligible Employee.

                                  ARTICLE III

                           BENEFITS TO PARTICIPANTS

            SECTION 3.1 SUPPLEMENTAL RETIREMENT BENEFIT.

            (a) A Participant whose benefits under the Retirement Plan are limited by one or more of the Applicable Limitations shall be eligible for a supplemental retirement benefit under this Plan in an amount equal to the excess of:

                        (i) the annual retirement benefit to which he would be
                  entitled under the Retirement Plan in the absence of the Applicable Limitations; over

                        (ii) the actual annual retirement benefit to which he is
                  entitled under the Retirement Plan;

in each case computed as of the Participant's Termination Date and on the basis of the benefit form selected by him under the Retirement Plan or, if no such election has been made, on the basis of a single life annuity; PROVIDED, HOWEVER, that if the Participant dies before the payment of such supplemental retirement benefit begins, no benefit shall be payable under this section 3. 1 and the survivor benefit, if any, which may be payable shall be determined under section 4. 1; AND, PROVIDED, FURTHER, HOWEVER, that the annual retirement benefit amount to be computed under each of section 3.1(a)(i) and 3.1(a)(ii) shall be calculated solely on the basis of the Participant's base salary and cash bonus compensation.

            (b) The supplemental retirement benefit provided for in this section
      3.1 shall be paid in the form of a single life annuity commencing on the first day of the month coincident with or next following the Participant's Termination of Service. Notwithstanding the foregoing, a Participant may, within 30 days after first becoming eligible to participate in the Plan for purposes of receiving a supplemental retirement benefit, elect that such supplemental retirement benefit be paid commencing at a different time by filing a written election, in such form and manner as the Committee may provide, within such 30-day period, and the amount of such benefit shall be the Actuarial Equivalent of the benefit payable in the absence of such an election.

            SECTION 3.2 SUPPLEMENTAL SAVINGS BENEFIT.

            (a) A Participant whose benefits under the Savings Plan are limited by one or more of the Applicable Limitations shall be eligible for a supplemental savings benefit under this Plan in an amount equal to:

                        (i) the aggregate amount of Employer Contributions
                  (including any reallocation of amounts forfeited upon the termination of employment of others participating in the Savings Plan) that would have been credited to the Participant's account under the Savings Plan in the absence of the Applicable Limitations if for all relevant periods he had made the maximum amount of elective deferrals under section 402(g) of the Code required to qualify for the maximum possible allocation of Employer Contributions (and without regard to the amount of elective deferrals contributions actually made); over

                        (ii) the aggregate amount of Employer Contributions
                  (including any reallocation of amounts forfeited upon the termination of employment of others participating in the Savings Plan) actually credited to the Participant's account under the Savings Plan for such periods;

adjusted for earnings and losses as provided section 3.2(b); PROVIDED, HOWEVER, that if the Participant dies before the payment of such supplemental savings benefit begins, no benefit shall be payable under this section 3.2 and the survivor benefit, if any, which may be payable shall be determined under section 4.2; AND, PROVIDED, FURTHER, HOWEVER, that the aggregate amount of Employer Contributions to be determined under each of section 3.2(a)(i) and 3.2(a)(ii) shall be calculated solely on the basis of the Participant's base salary and cash bonus compensation.

            (b) The Committee shall cause to be maintained a bookkeeping account to reflect all Employer Contributions (including any reallocation of amounts forfeited upon the termination of employment of others participating in the Savings Plan) that cannot be made to a Participant's account under the Savings Plan due to the Applicable Limitations and shall cause such bookkeeping account to be credited with all such Employer Contributions as of the date on which such Employer Contributions would have been credited to the Participant's account in the Savings Plan in the absence of the Applicable Limitations. The balance credited to such bookkeeping account shall be adjusted for earnings or losses as follows:

                        (i) except as provided in section 3.2(b)(ii), the
                  balance credited to such bookkeeping account shall be credited with interest as of the last day of each calendar month at a rate for such month equal to one-twelfth of the annualized yield on 30-year Treasury Securities, Constant Maturities, prescribed by the Commissioner of Internal Revenue for such month pursuant to section 417(e) of the Code; or

                        (ii) if and to the extent permitted by the Committee, as
                  though such Employer Contributions had been contributed to a trust fund and invested, for the benefit of the Participant, in such investments at such time or times as the Participant shall have designated in such form and manner as the Committee shall prescribe.

            (c) The supplemental savings benefit payable to a Participant hereunder shall be paid in a single lump sum as soon as practicable following the last day of the calendar year in which the Participant's Termination of Service occurs and shall be equal to the balance credited to his bookkeeping account as of the last day of the last calendar month to end prior to the date of payment. Notwithstanding the foregoing, a Participant may, within 30 days after first becoming eligible to participate in the Plan for purposes of receiving a supplemental savings benefit, specify that such supplemental savings benefit be paid commencing at a different time by filing a written election, in such form and manner as the Committee may prescribe, within such 30-day period.

            SECTION 3.3 SUPPLEMENTAL ESOP BENEFITS.

            (a) A Participant whose benefits under the ESOP are limited by one or more of the Applicable Limitations shall be eligible for a supplemental ESOP benefit under this Plan in an amount equal to the sum of:

                        (i) a number of Stock Units equal to the excess (if any)
                  of (A) the aggregate number of Shares (including any reallocation of Shares forfeited upon the termination of employment of others participating in the ESOP) that would have been credited to the Participant's account under the ESOP in the absence of the Applicable Limitations over (B) the number of Shares actually credited to his account under the ESOP; plus

                        (ii) if and to the extent that Employer Contributions to
                  the ESOP result in allocations to the Participant's account of assets other than Shares, an amount equal to the excess (if any) of (A) the aggregate amount of Employer Contributions (including any reallocation of amounts forfeited upon the termination of employment of others participating in the ESOP) that would have been credited to the Participant's account under the ESOP in the absence of the Applicable Limitations over (B) the aggregate amount of Employer Contributions (including any reallocation of amounts forfeited upon the termination of employment of others participating in the ESOP) actually credited to the Participant's account under the ESOP;

adjusted for earnings and losses as provided section 3.3(b); PROVIDED, HOWEVER, that if the Participant dies before the payment of such supplemental ESOP benefit begins, no benefit shall be payable under this section 3.3 and the survivor benefit, if any, which may be payable shall be determined under section 4.3; AND, PROVIDED, FURTHER, HOWEVER, that the amounts to be determined under each of section 3.3(a)(i) and 3.3(a)(ii) shall be calculated solely on the basis of the Participant's base salary and cash bonus compensation.

            (b) The Committee shall cause to be maintained a bookkeeping account to reflect all Shares and Employer Contributions (including any reallocation of amounts forfeited upon the termination of employment of others participating in the ESOP) that cannot be allocated to a Participant's account under the ESOP due to the Applicable Limitations and shall cause such bookkeeping account to be credited with such Employer Contributions and Stock Units reflecting such Shares as of the date on which such Employer Contributions and Shares, respectively, would have been credited to the Participant's account in the ESOP in the absence of the Applicable Limitations. The balance credited to such bookkeeping account shall be adjusted for earnings or losses as follows:

                        (i) all Stock Units shall be adjusted from time to time
                  so that the value of a Stock Unit on any date is equal to the Fair Market Value of a Share on such date, and the number of Stock Units shall be adjusted as and when appropriate to reflect any stock dividend, stock split, reverse stock split, exchange, conversion, or other event generally affecting the number of Shares held by all holders of Shares; and

                        (ii) (A) except as provided in section 3.3(b)(ii)(B),
                  the balance credited to such bookkeeping account that does not consist of Stock Units shall be credited with interest as of the last day of each calendar month at a rate for such month equal to one-twelfth of the annualized yield on 30-year Treasury Securities, Constant Maturities, prescribed by the Commissioner of Internal Revenue for such month pursuant to section 417(e) of the Code; or

                              (B) if and to the extent permitted by the
                  Committee, the balance credited to such bookkeeping account that does not consist of Stock Units shall be adjusted as though such Employer Contributions had been contributed to a trust fund and invested, for the benefit of the Participant, in such investments at such time or times as the Participant shall have designated in such form and manner as the Committee shall prescribe;

PROVIDED, HOWEVER, that to the extent that the Participant shall receive on a current basis any dividend paid with respect to Shares credited to his account under the ESOP, the bookkeeping account established for him under this Plan shall not be adjusted to reflect such dividend and, instead, the Participant shall be paid an amount per Stock Unit equal to the dividend per Share received by the Participant under the ESOP, at substantially the same time as such dividend is paid under the ESOP.

            (c) The supplemental ESOP benefit payable to a Participant hereunder shall be paid in a single lump sum cash payment as soon as practicable following the last day of the calendar year in which the Participant's Termination of Service occurs and shall be in an amount equal to the balance credited to his bookkeeping account. Notwithstanding the foregoing, a Participant may, within 30 days after first becoming eligible to participate in the Plan for purposes of receiving a supplemental ESOP benefit, specify that such supplemental ESOP benefit be paid commencing at a different time by filing a written election, in such form and manner as the Committee may prescribe, within such 30 day period.

                                  ARTICLE IV

                                DEATH BENEFITS

            SECTION 4.1 SUPPLEMENTAL RETIREMENT PLAN DEATH BENEFITS

            If a Participant who is eligible for a supplemental retirement benefit under section 3.3 dies before the payment of such benefit begins, a supplemental survivor's retirement benefit shall be payable to the Participant's Beneficiary under this Plan in amount equal to the excess (if any) of (a) the survivor's benefit that would have been payable under the Retirement Plan commencing at the earliest permissible date in the absence of the Applicable Limitations but based only upon the Participant's base salary and cash bonus if the Participant had effectively designated such Beneficiary as his beneficiary under the Retirement Plan, over (b) the survivor's benefit that would have been payable under the Retirement Plan commencing at the earliest permissible date after giving effect to the Applicable Limitations if the Participant had effectively designated such Beneficiary as his beneficiary under the Retirement Plan. Such benefit shall be paid in a single lump sum which is the Actuarial Equivalent of the benefit described in the preceding sentence as soon as practicable following the death of the Participant.

            SECTION 4.2 SUPPLEMENTAL SAVINGS PLAN DEATH BENEFITS

            If a Participant who is eligible for a supplemental savings benefit under section 3.2 dies before the payment of such benefit begins, a supplemental survivor's savings benefit shall be payable to the Participant's Beneficiary under this Plan in amount equal to the balance credited to the bookkeeping account established for the Participant under section 3.2(b). Such benefit shall be paid in a single lump as soon as practicable following the death of the Participant and the bookkeeping account established for such Participant pursuant to section 3.2(b) shall continue to be adjusted as provided therein through the last day of the last calendar month to end prior to the date of payment.

            SECTION 4.3 SUPPLEMENTAL ESOP DEATH BENEFITS

            If a Participant who is eligible for a supplemental ESOP benefit under section 3.3 dies before the payment of such benefit begins, a supplemental ESOP benefit shall be payable to the Participant's Beneficiary under this Plan in an amount equal to the balance credited to the bookkeeping account established for the Participant under section 3.3(b). Such benefit shall be paid in a single lump as soon as practicable following the death of the Participant, and the bookkeeping account established for such Participant pursuant to section 3.3(b) shall continue to be adjusted as provided therein through the last day of the last calendar month to end prior to the date of payment.

            SECTION 4.4 BENEFICIARIES

            A Participant or Former Participant may designate a Beneficiary or Beneficiaries to receive any survivor benefits payable under the Plan upon his death. Any such designation, or change therein or revocation thereof, shall be made in writing in the form and manner prescribed by the

Committee, shall be revocable until the death of the Participant, and shall thereafter be irrevocable; PROVIDED, HOWEVER, that any change or revocation shall be effective only if received by the Committee prior to the Participant's or Former Participant's death. If a Participant or Former Participant shall die without having effectively named a Beneficiary, he shall be deemed to have named his estate as his sole Beneficiary. If a Participant or Former Participant and his designated Beneficiary shall die in circumstances which give rise to doubt as to which of them shall have been the first to die, the Participant or Former Participant shall be deemed to have survived the Beneficiary. If a Participant or Former Participant designates more than one Beneficiary, all shall be deemed to have equal shares unless the Participant or Former Participant shall expressly provide otherwise.


                                   ARTICLE V

                                  TRUST FUND

            SECTION 5.1 ESTABLISHMENT OF TRUST

            The Company may establish a trust fund which may be used to accumulate funds to satisfy benefit liabilities to Participants, Former Participants and their Beneficiaries under the Plan; PROVIDED, HOWEVER, that the assets of such trust shall be subject to the claims of the creditors of the Company in the event that it is determined that the Company is insolvent; and PROVIDED, FURTHER, that the trust agreement shall contain such terms, conditions and provisions as shall be necessary to cause the Company to be considered the owner of the trust fund for federal, state or local income tax purposes with respect to all amounts contributed to the trust fund or any income attributable to the investments of the trust fund. The Company shall pay all costs and expenses incurred in establishing and maintaining such trust. Any payments made to a Participant, Former Participant or Beneficiary from a trust established under this section 5.1 shall offset payments which would otherwise be payable by the Company in the absence of the establishment of such trust. Any such trust will conform to the terms of the model trust described in Revenue Procedure 92-64, as the same may be modified from time to time.

            SECTION 5.2 CONTRIBUTIONS TO TRUST

            If a trust is established in accordance with section 5.1, the Company shall make contributions to such trust in such amounts and at such times as may be specified by the Committee or as may be required pursuant to the terms of the agreement governing the establishment and operation of such trust.

            SECTION 5.3 UNFUNDED CHARACTER OF PLAN

            Notwithstanding the establishment of a trust pursuant to section 5.1, the Plan shall be unfunded for purposes of the Code and ERISA. Any liability of the Bank, the Company or another Employer to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank, the Company or such Employer. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank, the Company or any other Employer.

                                  ARTICLE VI

                                ADMINISTRATION

            SECTION 6.1 THE COMMITTEE

            Except for the functions reserved to the Company or the Board, the administration of the Plan shall be the responsibility of the Committee. The Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive and binding. Any discretionary actions to be taken under the Plan by the Committee shall be uniform in their nature and applicable to all persons similarly situated. Without limiting the generality of the foregoing, the Committee shall have the following powers:

            (a) to furnish to all Participants, upon request, copies of the Plan and to require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefits under the Plan;

            (b) to make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;

            (c) to interpret the Plan, and to resolve ambiguities, inconsistencies and omissions, and the determinations of the Committee in respect thereof shall be binding, final and conclusive upon all interested parties;

            (d) to decide on questions concerning the Plan in accordance with the provisions of the Plan;

            (e) to determine the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan, to hear and decide claims for benefits, and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part;

            (f) to designate a person, who may or may not be a member of the Committee, as "plan administrator" for purposes of the ERISA;

            (g) to allocate any such powers and duties to or among individual members of the Committee; and

            (h) the power to designate persons other than Committee members to carry out any duty or power which would otherwise be a responsibility of the Committee or Administrator, under the terms of the Plan.

            SECTION 6.2 LIABILITY OF COMMITTEE MEMBERS AND THEIR DELEGATES

            To the extent permitted by law, the Committee and any person to whom it may delegate any duty or power in connection with administering the Plan, the Bank, the Company, any Employer, and the officers and directors thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, any actuary, counsel, accountant, other specialist, or other person selected by the Committee, or in reliance upon any tables, valuations, certificates, opinions or reports which shall be furnished by any of them. Further, to the extent permitted by law, no member of the Committee, nor the Bank, the Company, any Employer, nor the officers or directors thereof, shall be liable for any neglect, omission or wrongdoing of any other members of the Committee, agent, officer or employee of the Bank, the Company or any Employer. Any person claiming benefits under the Plan shall look solely to the Employer for redress.

            SECTION 6.3 PLAN EXPENSES

            All expenses incurred prior to the termination of the Plan that shall arise in connection with the administration of the Plan (including, but not limited to administrative expenses, proper charges and disbursements, compensation and other expenses and charges of any actuary, counsel, accountant, specialist, or other person who shall be employed by the Committee in connection with the administration of the Plan), shall be paid by the Company.

            SECTION 6.4 FACILITY OF PAYMENT

            If the Company is unable to make payment to any Participant, Former Participant Beneficiary, or any other person to whom a payment is due under the Plan, because it cannot ascertain the identity or whereabouts of such Participant, Former Participant Beneficiary, or other person after reasonable efforts have been made to identify or locate such person (including a notice of the payment so due mailed to the last known address of such Participant, Former Participant Beneficiary, or other person shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Participant, Former Participant, Beneficiary or other person shall be forfeited 24 months after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated, retroactively, no later than 60 days after the date on which the Participant, Former Participant, Beneficiary, or other person is identified or located.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

            SECTION 7.1 AMENDMENT BY THE BANK

            The Company reserves the right, in its sole and absolute discretion, at any time and from to time, by action of the Board, to amend the Plan in whole or in part. In no event, however, shall any such amendment adversely affect the right of any Participant, Former Participant or Beneficiary to receive any benefits under the Plan in respect of participation for any period ending on or before the later of the date on which such amendment is adopted or the date on which it is made effective.

            SECTION 7.2 TERMINATION

            The Company also reserve the right, in its sole and absolute discretion, by action of the Board, to terminate the Plan. In such event, undistributed benefits attributable to participation prior to the date of termination shall be distributed as though each Participant terminated employment with the Bank, the Company and all other Employers as of the effective date of termination of the Plan.

            SECTION 7.3 AMENDMENT OR TERMINATION BY OTHER EMPLOYERS

            In the event that a corporation or trade or business other than the Company shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower the Bank to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in sections 7.1 and 7.2; PROVIDED, HOWEVER, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and any amounts set aside to provide for the satisfaction of benefit liabilities with respect to Employees of such corporation or trade or business shall be segregated from the assets set aside for the purposes of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.


                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

            SECTION 8.1 CONSTRUCTION AND LANGUAGE

            Wherever appropriate in the Plan, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine or the neuter. Any reference to an Article or section shall be to an Article or section of the Plan, unless otherwise indicated.

            SECTION 8.2 HEADINGS

            The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

            SECTION 8.3 NON-ALIENATION OF BENEFITS

            Except as may otherwise be required by law, no distribution or payment under the Plan to any Participant, Former Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant, Former Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its sole discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment, or any part thereof, to or for the benefit of such Participant, Former Participant or Beneficiary, in such manner as the Committee shall direct; PROVIDED, HOWEVER, that no such action by the Committee shall cause the acceleration or deferral of any benefit payments from the date on which such payments are scheduled to be made.

            SECTION 8.4 INDEMNIFICATION

            The Company shall indemnify, hold harmless and defend each Participant, Former Participant and Beneficiary, against their reasonable costs, including legal fees, incurred by them or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce the obligation of the Bank, the Company and any other Employer under the terms of the Plan.

            SECTION 8.5 SEVERABILITY

            A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

            SECTION 8.6 WAIVER

            Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

            SECTION 8.7 GOVERNING LAW

            The Plan shall be construed, administered Section and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States. Any payments made pursuant to this Plan are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) and any regulations promulgated thereunder.

            SECTION 8.8 TAXES

            The Employer shall have the right to retain a sufficient portion of any payment made under the Plan to cover the amount required to be withheld pursuant to any applicable federal, state and local tax law.

            SECTION 8.9 NO DEPOSIT ACCOUNT

            Nothing in this Plan shall be held or construed to establish any deposit account for any Participant or any deposit liability on the part of the Bank. Participants' rights hereunder shall be equivalent to those of a general unsecured creditor of each Employer.

            SECTION 8.10 NO RIGHT TO CONTINUED EMPLOYMENT

            Neither the establishment of the Plan, nor any provisions of the Plan nor any action of the Plan Administrator, the Committee or any Employer shall be held or construed to confer upon any Employee any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.

            SECTION 8.11 STATUS OF PLAN UNDER ERISA

            The Plan is intended to be (a) to the maximum extent permitted under applicable laws, an unfunded, non-qualified excess benefit plan as contemplated by section 3(36) of ERISA for the purpose of providing benefits in excess of the limitations imposed under section 415 of the Code, and (b) to the extent not so permitted, an unfunded, non-qualified plan maintained primarily for the purpose of providing deferred compensation for highly compensated employees, as contemplated by sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Plan is not intended to comply with the requirements of section 401 (a) of the Code or to be subject to Parts 2, 3 and 4 of Title I of ERISA. The Plan shall be administered and construed so as to effectuate this intent.